COMMITMENT INCREASE AGREEMENT
(Commitment Increase Pursuant to Section 2.21 of Credit Agreement)

This COMMITMENT INCREASE AGREEMENT (this “Agreement”) dated as of September 30, 2013 (the “Increase Effective Date”), is entered into by and among PRAXAIR, INC., a Delaware corporation (“Borrower”), the undersigned lenders (collectively, the “Incremental Lenders”) who are providing Commitments hereunder (the “Incremental Commitments”), the undersigned Issuing Lenders and BANK OF AMERICA, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”). Capitalized terms used herein and not otherwise defined herein shall have the meanings attributed to them in the Credit Agreement (as hereinafter defined).

RECITALS

A.      Borrower, certain financial institutions and the Administrative Agent are parties to that certain Credit Agreement dated as of July 26, 2011 (as amended, restated, or otherwise modified from time to time, the “Credit Agreement”).

B.      Pursuant to Section 2.21 of the Credit Agreement, this Agreement is being executed to evidence Borrower’s requested increase in the aggregate Commitments from $1,750,000,000 to $2,000,000,000.

C.      Each of the undersigned Incremental Lenders has agreed to provide an Incremental Commitment in the amount set forth on Schedule I hereto.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1.      Commitments of Incremental Lenders. Effective as of the Increase Effective Date, (i) each Incremental Lender that is not an existing Lender agrees that (a) it shall become a “Lender” for all purposes under the Credit Agreement having a Commitment in the amount set forth opposite its name on Schedule 1 and (b) in such capacity, it shall be bound by all the terms and provisions applicable to Lenders under the Credit  Agreement and (ii) each Incremental Lender that is an existing Lender agrees to increase its Commitment by the amount as set forth opposite its name on Schedule 1 under the column heading “Incremental Commitment”.  The column under the heading “Aggregate Commitment” on Schedule 1 sets forth the Commitments of all the Lenders under the Credit Agreement after giving effect to the Incremental Commitments.

2.      Conditions Precedent to Effectiveness. This Agreement shall be effective as of the Increase Effective Date; provided that: (a) the Administrative Agent shall have received (i) counterparts of this Agreement, executed by Borrower, each Incremental Lender, each Issuing Lender and the Administrative Agent, (ii) to the extent required by any Incremental Lender, a Note, (iii) a certificate on behalf of Borrower signed by the Secretary or an Assistant Secretary of Borrower or such other authorized officer of Borrower certifying to the matters set forth in Section 3.01(e) of the Credit Agreement, (iv) an opinion of Borrower’s counsel in form and substance substantially similar to Exhibit E to the Credit Agreement as adjusted to give effect to the transactions contemplated by this Agreement and (v) a certificate from Borrower stating that the conditions set forth in Section 2.21(c) of the Credit Agreement have been satisfied; and (b) Borrower shall have paid all fees that have been separately agreed to be paid as of the Increase Effective Date.

3.      Miscellaneous. (a) Headings and captions may not be construed in interpreting provisions; (b) this Agreement shall be governed by and construed in accordance with the laws of the State of New York; and (c) this Agreement may be executed in any number of counterparts, with the same effect as if the signatures thereto and hereto were upon the same instrument.

4.      ENTIRE AGREEMENT. THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS, TOGETHER WITH THIS AGREEMENT, CONSTITUTE THE ENTIRE AGREEMENT AND UNDERSTANDING AMONG THE PARTIES HERETO AND SUPERSEDE ANY AND ALL PRIOR AGREEMENTS AND UNDERSTANDINGS, ORAL OR WRITTEN, RELATING TO THE SUBJECT MATTER HEREOF.

[Signature Pages to Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first above written.

PRAXAIR, INC. By: /s/ Timothy S. Heenan Timothy S. Heenan Vice President, Treasurer
BANK OF AMERICA, N.A., as Administrative Agent and Issuing Lender By: /s/ George Hlentzas George Hlentzas Director
CITIBANK, N.A., as Issuing Lender By: /s/ John D. Tucker John D. Tucker Vice President
HSBC BANK USA, NATIONAL ASSOCIATION, as Issuing Lender By: /s/ David A. Mandell David A. Mandell Managing Director

BANCO BRADESCO S.A., as Incremental Lender By: /s/ Edison Antonelli Edison Antonelli General Manager By: /s/ Mauro Lopes Mauro Lopes Manager
CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as Incremental Lender By: /s/ Alain Daoust Alain Daoust Authorized Signatory By: /s/ Patrick Freytag Patrick Freytag Authorized Signatory
THE NORTHERN TRUST COMPANY, as Incremental Lender By: /s/ Cliff Hoppe Cliff Hoppe Vice President
PNC BANK, NATIONAL ASSOCIATION, as Incremental Lender By: /s/ Robert M. Martin Robert M. Martin Senior Vice President

TORONTO DOMINION (TEXAS) LLC, as Incremental Lender By: /s/ Marie Fernandes Marie Fernandes Authorized Signatory

SCHEDULE 1

LENDERS	INCREMENTAL COMMITMENT	AGGREGATE COMMITMENT

Bank of America, N.A.	$0	$160,000,000
Citibank, N.A.	$0	$160,000,000
HSBC Bank USA, National Association	$0	$160,000,000
The Bank of Tokyo Mitsubishi UFJ, Ltd.	$0	$130,000,000
Credit Suisse AG, Cayman Islands Branch	$30,000,000	$130,000,000
Deutsche Bank AG New York Branch	$0	$130,000,000
The Royal Bank of Scotland plc	$0	$130,000,000
Wells Fargo Bank, N.A.	$0	$130,000,000
JPMorgan Chase Bank, N.A.	$0	$100,000,000
Sovereign Bank	$0	$100,000,000
Toronto Dominion (Texas) LLC	$100,000,000	$100,000,000
Banco Bilbao Vizcaya Argentaria, S.A., New York Branch	$0	$100,000,000
Sumitomo Mitsui Banking Corporation	$0	$75,000,000
Société Générale	$0	$75,000,000
The Bank of New York Mellon	$0	$75,000,000
Banco Bradesco S.A.	$50,000,000	$50,000,000
The Northern Trust Company	$25,000,000	$50,000,000
U.S. Bank National Association	$0	$50,000,000
PNC Bank, National Association	$45,000,000	$45,000,000
Intesa Sanpaolo S.p.A.	$0	$25,000,000
China Merchants Bank Co., Ltd.	$0	$25,000,000
Total	$250,000,000	$2,000,000,000

Schedule 1 to
Commitment Increase Agreement